Fill in this information to identify your case:

United States Bankruptcy Court for the:

SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number *(if known)* ______________ Chapter 11

☐ Check if this an amended filing

Official Form 201

Voluntary Petition for Non-Individuals Filing for Bankruptcy

04/20

If more space is needed, attach a separate sheet to this form. On the top of any additional pages, write the debtor's name and the case number (if known). For more information, a separate document, *Instructions for Bankruptcy Forms for Non-Individuals*, is available.

1. Debtor's name	Flitways Technology Inc.	
2. All other names debtor used in the last 8 years Include any assumed names, trade names and *doing business as* names		
3. Debtor's federal Employer Identification Number (EIN)	47-2489112	
4. Debtor's address	**Principal place of business** 500 S Australian Ave Ste 600 West Palm Beach, FL 33401-6237 Number, Street, City, State & ZIP Code Palm Beach County	**Mailing address, if different from principal place of business** [redacted] **Location of principal assets, if different from principal place of business** 500 S Australian Ave Ste 600 West Palm Beach, FL 33401-6237 Number, Street, City, State & ZIP Code
5. Debtor's website (URL)		
6. Type of debtor	■ Corporation (including Limited Liability Company (LLC) and Limited Liability Partnership (LLP)) ☐ Partnership (excluding LLP) ☐ Other. Specify:	

Debtor **Flitways Technology Inc.**
Name

Case number (*if known*) ______

7.	**Describe debtor's business**	A. *Check one:* ☐ Health Care Business (as defined in 11 U.S.C. § 101(27A)) ☐ Single Asset Real Estate (as defined in 11 U.S.C. § 101(51B)) ☐ Railroad (as defined in 11 U.S.C. § 101(44)) ☐ Stockbroker (as defined in 11 U.S.C. § 101(53A)) ☐ Commodity Broker (as defined in 11 U.S.C. § 101(6)) ☐ Clearing Bank (as defined in 11 U.S.C. § 781(3)) ■ None of the above B. *Check all that apply* ☐ Tax-exempt entity (as described in 26 U.S.C. §501) ☐ Investment company, including hedge fund or pooled investment vehicle (as defined in 15 U.S.C. §80a-3) ☐ Investment advisor (as defined in 15 U.S.C. §80b-2(a)(11)) C. NAICS (North American Industry Classification System) 4-digit code that best describes debtor. See http://www.uscourts.gov/four-digit-national-association-naics-codes. ______
8.	**Under which chapter of the Bankruptcy Code is the debtor filing?** A debtor who is a "small business debtor" must check the first sub-box. A debtor as defined in § 1182(1) who elects to proceed under subchapter V of chapter 11 (whether or not the debtor is a "small business debtor") must check the second sub-box.	*Check one:* ☐ Chapter 7 ☐ Chapter 9 ■ Chapter 11. *Check all that apply*: ☐ The debtor is a small business debtor as defined in 11 U.S.C. § 101(51D), and its aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,725,625. If this sub-box is selected, attach the most recent balance sheet, statement of operations, cash-flow statement, and federal income tax return or if any of these documents do not exist, follow the procedure in 11 U.S.C. § 1116(1)(B). ☐ The debtor is a debtor as defined in 11 U.S.C. § 1182(1), its aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $7,500,000, **and it chooses to proceed under Subchapter V of Chapter 11.** If this sub-box is selected, attach the most recent balance sheet, statement of operations, cash-flow statement, and federal income tax return, or if any of these documents do not exist, follow the procedure in 11 U.S.C. § 1116(1)(B). ☐ A plan is being filed with this petition. ☐ Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. § 1126(b). ☐ The debtor is required to file periodic reports (for example, 10K and 10Q) with the Securities and Exchange Commission according to § 13 or 15(d) of the Securities Exchange Act of 1934. File the *Attachment to Voluntary Petition for Non-Individuals Filing for Bankruptcy under Chapter 11* (Official Form 201A) with this form. ☐ The debtor is a shell company as defined in the Securities Exchange Act of 1934 Rule 12b-2. ☐ Chapter 12
9.	**Were prior bankruptcy cases filed by or against the debtor within the last 8 years?** If more than 2 cases, attach a separate list.	■ No. ☐ Yes. District ______ When ______ Case number ______ District ______ When ______ Case number ______
10.	**Are any bankruptcy cases pending or being filed by a business partner or an affiliate of the debtor?** List all cases. If more than 1, attach a separate list	■ No ☐ Yes. Debtor ______ Relationship ______ District ______ When ______ Case number, if known ______

Debtor **Flitways Technology Inc.**
Name

Case number (*If known*) ____________________

11. Why is the case filed in *this district?*

Check all that apply:

■ Debtor has had its domicile, principal place of business, or principal assets in this district for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other district.

☐ A bankruptcy case concerning debtor's affiliate, general partner, or partnership is pending in this district.

12. Does the debtor own or have possession of any real property or personal property that needs immediate attention?

■ No

☐ Yes. Answer below for each property that needs immediate attention. Attach additional sheets if needed.

Why does the property need immediate attention? (*Check all that apply.*)

☐ It poses or is alleged to pose a threat of imminent and identifiable hazard to public health or safety.

What is the hazard? ____________________

☐ It needs to be physically secured or protected from the weather.

☐ It includes perishable goods or assets that could quickly deteriorate or lose value without attention (for example, livestock, seasonal goods, meat, dairy, produce, or securities-related assets or other options).

☐ Other ____________________

Where is the property? ____________________
Number, Street, City, State & ZIP Code

Is the property insured?

☐ No

☐ Yes. Insurance agency ____________________

Contact name ____________________

Phone ____________________

Statistical and administrative information

13. Debtor's estimation of available funds

Check one:

■ Funds will be available for distribution to unsecured creditors.

☐ After any administrative expenses are paid, no funds will be available to unsecured creditors.

14. Estimated number of creditors

■ 1-49	☐ 1,000-5,000	☐ 25,001-50,000
☐ 50-99	☐ 5001-10,000	☐ 50,001-100,000
☐ 100-199	☐ 10,001-25,000	☐ More than100,000
☐ 200-999		

15. Estimated Assets

■ $0 - $50,000	☐ $1,000,001 - $10 million	☐ $500,000,001 - $1 billion
☐ $50,001 - $100,000	☐ $10,000,001 - $50 million	☐ $1,000,000,001 - $10 billion
☐ $100,001 - $500,000	☐ $50,000,001 - $100 million	☐ $10,000,000,001 - $50 billion
☐ $500,001 - $1 million	☐ $100,000,001 - $500 million	☐ More than $50 billion

16. Estimated liabilities

☐ $0 - $50,000	☐ $1,000,001 - $10 million	☐ $500,000,001 - $1 billion
☐ $50,001 - $100,000	☐ $10,000,001 - $50 million	☐ $1,000,000,001 - $10 billion
■ $100,001 - $500,000	☐ $50,000,001 - $100 million	☐ $10,000,000,001 - $50 billion
☐ $500,001 - $1 million	☐ $100,000,001 - $500 million	☐ More than $50 billion

Debtor **Flitways Technology Inc.**
Name

Case number (if known) ____________

Request for Relief, Declaration, and Signatures

WARNING -- Bankruptcy fraud is a serious crime. Making a false statement in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. §§ 152, 1341, 1519, and 3571.

17. Declaration and signature of authorized representative of debtor

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

I have been authorized to file this petition on behalf of the debtor.

I have examined the information in this petition and have a reasonable belief that the information is true and correct.

I declare under penalty of perjury that the foregoing is true and correct.

Executed on **January 13, 2021**
MM / DD / YYYY

X **/s/ Miro Zecevic**
Signature of authorized representative of debtor

Miro Zecevic
Printed name

Title **CEO**

---

18. Signature of attorney

X **/s/ Chad Van Horn**
Signature of attorney for debtor

Date **January 13, 2021**
MM / DD / YYYY

Chad Van Horn
Printed name

Van Horn Law Group, P.A.
Firm name

330 N Andrews Ave Ste 450
Fort Lauderdale, FL 33301-1012
Number, Street, City, State & ZIP Code

Contact phone **(954) 765-3166** Email address **chad@cvhlawgroup.com**

64500
Bar number and State

Fill in this information to identify the case:

Debtor name: Flitways Technology Inc.

United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number (If known) ______________

☐ Check if this is an amended filing

Official Form 206A/B

Schedule A/B: Assets - Real and Personal Property

12/15

Disclose all property, real and personal, which the debtor owns or in which the debtor has any other legal, equitable, or future interest. Include all property in which the debtor holds rights and powers exercisable for the debtor's own benefit. Also include assets and properties which have no book value, such as fully depreciated assets or assets that were not capitalized. In Schedule A/B, list any executory contracts or unexpired leases. Also list them on *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G).

Be as complete and accurate as possible. If more space is needed, attach a separate sheet to this form. At the top of any pages added, write the debtor's name and case number (if known). Also identify the form and line number to which the additional information applies. If an additional sheet is attached, include the amounts from the attachment in the total for the pertinent part.

For Part 1 through Part 11, list each asset under the appropriate category or attach separate supporting schedules, such as a fixed asset schedule or depreciation schedule, that gives the details for each asset in a particular category. List each asset only once. In valuing the debtor's interest, do not deduct the value of secured claims. See the instructions to understand the terms used in this form.

Part 1: Cash and cash equivalents

1. Does the debtor have any cash or cash equivalents?

■ No. Go to Part 2.
☐ Yes Fill in the information below.

All cash or cash equivalents owned or controlled by the debtor	Current value of debtor's interest

Part 2: Deposits and Prepayments

6. Does the debtor have any deposits or prepayments?

■ No. Go to Part 3.
☐ Yes Fill in the information below.

Part 3: Accounts receivable

10. Does the debtor have any accounts receivable?

■ No. Go to Part 4.
☐ Yes Fill in the information below.

Part 4: Investments

13. Does the debtor own any investments?

■ No. Go to Part 5.
☐ Yes Fill in the information below.

Part 5: Inventory, excluding agriculture assets

18. Does the debtor own any inventory (excluding agriculture assets)?

■ No. Go to Part 6.
☐ Yes Fill in the information below.

Part 6: Farming and fishing-related assets (other than titled motor vehicles and land)

27. Does the debtor own or lease any farming and fishing-related assets (other than titled motor vehicles and land)?

■ No. Go to Part 7.

Debtor **Flitways Technology Inc.** Case number *(If known)*
Name

☐ Yes Fill in the information below.

Part 7: Office furniture, fixtures, and equipment; and collectibles

38. Does the debtor own or lease any office furniture, fixtures, equipment, or collectibles?

■ No. Go to Part 8.
☐ Yes Fill in the information below.

Part 8: Machinery, equipment, and vehicles

46. Does the debtor own or lease any machinery, equipment, or vehicles?

■ No. Go to Part 9.
☐ Yes Fill in the information below.

Part 9: Real property

54. Does the debtor own or lease any real property?

■ No. Go to Part 10.
☐ Yes Fill in the information below.

Part 10: Intangibles and intellectual property

59. Does the debtor have any interests in intangibles or intellectual property?

■ No. Go to Part 11.
☐ Yes Fill in the information below.

Part 11: All other assets

70. Does the debtor own any other assets that have not yet been reported on this form?
Include all interests in executory contracts and unexpired leases not previously reported on this form.

■ No. Go to Part 12.
☐ Yes Fill in the information below.

Debtor **Flitways Technology Inc.** Case number *(If known)*
Name

Part 12: Summary

In Part 12 copy all of the totals from the earlier parts of the form

	Type of property	Current value of personal property		Current value of real property
80.	**Cash, cash equivalents, and financial assets.** *Copy line 5, Part 1*	$0.00		
81.	**Deposits and prepayments.** *Copy line 9, Part 2.*	$0.00		
82.	**Accounts receivable.** *Copy line 12, Part 3.*	$0.00		
83.	**Investments.** *Copy line 17, Part 4.*	$0.00		
84.	**Inventory.** *Copy line 23, Part 5.*	$0.00		
85.	**Farming and fishing-related assets.** *Copy line 33, Part 6.*	$0.00		
86.	**Office furniture, fixtures, and equipment; and collectibles.** *Copy line 43, Part 7.*	$0.00		
87.	**Machinery, equipment, and vehicles.** *Copy line 51, Part 8.*	$0.00		
88.	**Real property.** *Copy line 56, Part 9.* ......>			$0.00
89.	**Intangibles and intellectual property.** *Copy line 66, Part 10.*	$0.00		
90.	**All other assets.** *Copy line 78, Part 11.*	+ $0.00		
91.	**Total.** Add lines 80 through 90 for each column	$0.00	+ 91b.	$0.00
92.	**Total of all property on Schedule A/B.** Add lines 91a+91b=92			$0.00

Fill in this information to identify the case:	
Debtor name	Flitways Technology Inc.
United States Bankruptcy Court for the:	SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION
Case number (if known)	

☐ Check if this is an amended filing

Official Form 206D

Schedule D: Creditors Who Have Claims Secured by Property

12/15

Be as complete and accurate as possible.

1. Do any creditors have claims secured by debtor's property?

■ No. Check this box and submit page 1 of this form to the court with debtor's other schedules. Debtor has nothing else to report on this form.

☐ Yes. Fill in all of the information below.

Fill in this information to identify the case:

Debtor name: Flitways Technology Inc.

United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number (if known): ______

☐ Check if this is an amended filing

Official Form 206E/F

Schedule E/F: Creditors Who Have Unsecured Claims

12/15

Be as complete and accurate as possible. Use Part 1 for creditors with PRIORITY unsecured claims and Part 2 for creditors with NONPRIORITY unsecured claims. List the other party to any executory contracts or unexpired leases that could result in a claim. Also list executory contracts on *Schedule A/B: Assets - Real and Personal Property* (Official Form 206A/B) and on *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G). Number the entries in Parts 1 and 2 in the boxes on the left. If more space is needed for Part 1 or Part 2, fill out and attach the Additional Page of that Part included in this form.

Part 1: List All Creditors with PRIORITY Unsecured Claims

1. **Do any creditors have priority unsecured claims?** (See 11 U.S.C. § 507).

■ No. Go to Part 2.

☐ Yes. Go to line 2.

Part 2: List All Creditors with NONPRIORITY Unsecured Claims

3. **List in alphabetical order all of the creditors with nonpriority unsecured claims.** If the debtor has more than 6 creditors with nonpriority unsecured claims, fill out and attach the Additional Page of Part 2.

Amount of claim

3.1 **Nonpriority creditor's name and mailing address**
APP Group International LLC

85 Broad St Fl 17
New York, NY 10004-2783

Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.*
■ Contingent
■ Unliquidated
■ Disputed

Basis for the claim: _
Is the claim subject to offset? ■ No ☐ Yes

Amount of claim: **unknown**

3.2 **Nonpriority creditor's name and mailing address**
Auctus Fund LLC
Attn: Lou Posner
545 Boylston St Fl 2
Boston, MA 02116-3606

Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.*
■ Contingent
■ Unliquidated
■ Disputed

Basis for the claim: _
Is the claim subject to offset? ■ No ☐ Yes

Amount of claim: **$250,000.00**

3.3 **Nonpriority creditor's name and mailing address**
Bibby Financial Services (CA) Inc.

3027 Townsgate Rd Ste 140
Westlake Village, CA 91361-5871

Date(s) debt was incurred _
Last 4 digits of account number 36NV

As of the petition filing date, the claim is: *Check all that apply.*
■ Contingent
■ Unliquidated
■ Disputed

Basis for the claim: _
Is the claim subject to offset? ■ No ☐ Yes

Amount of claim: **unknown**

3.4 **Nonpriority creditor's name and mailing address**
Bizfund LLC

2373 McDonald Ave Fl 2
Brooklyn, NY 11223-4738

Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.*
■ Contingent
■ Unliquidated
■ Disputed

Basis for the claim: _
Is the claim subject to offset? ■ No ☐ Yes

Amount of claim: **unknown**

Debtor Flitways Technology Inc. Case number (if known)
Name

3.5	Nonpriority creditor's name and mailing address CHTD Company PO Box 2576 Springfield, IL 62708-2576 Date(s) debt was incurred _ Last 4 digits of account number 52NV	As of the petition filing date, the claim is: Check all that apply. ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	unknown
3.6	Nonpriority creditor's name and mailing address Corporation Service Company As Representative UCC#187659798527 PO Box 2576 Springfield, IL 62708-2576 Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: Check all that apply. ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	unknown
3.7	Nonpriority creditor's name and mailing address CT Corporation as Representative As Representative UCC#18763949623 330 N Brand Blvd Ste 700 Glendale, CA 91203-2336 Date(s) debt was incurred March 2018 Last 4 digits of account number 23CA	As of the petition filing date, the claim is: Check all that apply. ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	unknown
3.8	Nonpriority creditor's name and mailing address CT Corporation System As Representative UCC#2018007893-7 330 N Brand Blvd Ste 700 Glendale, CA 91203-2336 Date(s) debt was incurred _ Last 4 digits of account number 37NV	As of the petition filing date, the claim is: Check all that apply. ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	unknown
3.9	Nonpriority creditor's name and mailing address EMA Financial LLC 40 Wall St New York, NY 10005-1304 Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: Check all that apply. ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	unknown
3.10	Nonpriority creditor's name and mailing address Emry Capital Group 1880 Polo Lake Dr E Wellington, FL 33414-6198 Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: Check all that apply. ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	$5,000.00
3.11	Nonpriority creditor's name and mailing address Island Stock Transfer 15500 Roosevelt Blvd Ste 301 Clearwater Beach, FL 33760-3430 Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: Check all that apply. ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	$50,000.00

Debtor **Flitways Technology Inc.** Case number (if known)
Name

3.12	Nonpriority creditor's name and mailing address Law Office of Andrew Coldicutt 1220 Rosecrans St # PMB 258 San Diego, CA 92106-2674 Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	$1,850.00
3.13	Nonpriority creditor's name and mailing address Securities Transfer Company 2901 Dallas Pkwy Ste 380 Plano, TX 75093-5990 Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: _ Is the claim subject to offset? ■ No ☐ Yes	$20,300.00

Part 3: List Others to Be Notified About Unsecured Claims

4. List in alphabetical order any others who must be notified for claims listed in Parts 1 and 2. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for unsecured creditors.

If no others need to be notified for the debts listed in Parts 1 and 2, do not fill out or submit this page. If additional pages are needed, copy the next page.

	Name and mailing address	On which line in Part1 or Part 2 is the related creditor (if any) listed?	Last 4 digits of account number, if any
4.1	Christopher Seps, Esq. Ulmer & Berne LLP 420 Lexington Ave Rm 2733 New York, NY 10170-2701	Line 3.9 ☐ Not listed. Explain ___	_
4.2	Corporation Service Company as Rep. Flitways Technoogy Inc. PO Box 2576 Springfield, IL 62708-2576	Line 3.6 ☐ Not listed. Explain ___	_
4.3	CT Corporation Systems - Attn: SPRS 330 N Brand Blvd Ste 700 Glendale, CA 91203-2336	Line 3.7 ☐ Not listed. Explain ___	23CA
4.4	Jeffrey Fleischmann, Esq. 150 Broadway Rm 900 New York, NY 10038-4348	Line 3.9 ☐ Not listed. Explain ___	_
4.5	Martin Alan Shell, Esq. The Shell Law Firm PLLC 11 Broadway Ste 615 New York, NY 10004-1490	Line 3.9 ☐ Not listed. Explain ___	_
4.6	Nicholas F. Coscia, Esq. PO Box 789 Cardiff by the Sea, CA 92007-0789	Line 3.2 ☐ Not listed. Explain ___	_

Part 4: Total Amounts of the Priority and Nonpriority Unsecured Claims

5. Add the amounts of priority and nonpriority unsecured claims.

		Total of claim amounts
5a. Total claims from Part 1	5a.	$ 0.00
5b. Total claims from Part 2	5b. +	$ 327,150.00

Debtor **Flitways Technology Inc.** Case number (if known)
Name

5c. Total of Parts 1 and 2
Lines 5a + 5b = 5c.

5c. $ 327,150.00

Fill in this information to identify the case:

Debtor name **Flitways Technology Inc.**

United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number (If known) ______

☐ Check if this is an amended filing

Official Form 206G

Schedule G: Executory Contracts and Unexpired Leases

12/15

Be as complete and accurate as possible. If more space is needed, copy and attach the additional page, number the entries consecutively.

1. **Does the debtor have any executory contracts or unexpired leases?**

■ No. Check this box and file this form with the debtor's other schedules. There is nothing else to report on this form.

☐ Yes. Fill in all of the information below even if the contacts of leases are listed on *Schedule A/B: Assets - Real and Personal Property* (Official Form 206A/B).

2. List all contracts and unexpired leases		**State the name and mailing address for all other parties with whom the debtor has an executory contract or unexpired lease**
2.1 State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract		
2.2 State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract		
2.3 State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract		
2.4 State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract		

Fill in this information to identify the case:

Debtor name: **Flitways Technology Inc.**

United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number (If known): ____________

☐ Check if this is an amended filing

Official Form 206H

Schedule H: Your Codebtors

12/15

Be as complete and accurate as possible. If more space is needed, copy the Additional Page, numbering the entries consecutively. Attach the Additional Page to this page.

1. Do you have any codebtors?

☐ No. Check this box and submit this form to the court with the debtor's other schedules. Nothing else needs to be reported on this form.

■ Yes

2. In Column 1, list as codebtors all of the people or entities who are also liable for any debts listed by the debtor in the schedules of creditors, Schedules D-G. Include all guarantors and co-obligors. In Column 2, identify the creditor to whom the debt is owed and each schedule on which the creditor is listed. If the codebtor is liable on a debt to more than one creditor, list each creditor separately in Column 2.

	Column 1: Codebtor		*Column 2:* Creditor	
	Name	**Mailing Address**	**Name**	*Check all schedules that apply:*
2.1	**Atriaglobal**	**600 Corporate Pt Ste 550** **Culver City, CA 90230**	**CT Corporation as Representative**	☐ D ■ E/F 3.7 ☐ G
2.2	**Oluwatobi Arongundade**	**600 Corporate Pt Ste 550** **Culver City, CA 90230**	**APP Group International LLC**	☐ D ■ E/F 3.1 ☐ G
2.3	**Oluwatobi Arongundade**	**600 Corporate Pt Ste 550** **Culver City, CA 90230**	**Bizfund LLC**	☐ D ■ E/F 3.4 ☐ G
2.4	**Oluwatobi Arongundade**	**600 Corporate Pt Ste 550** **Culver City, CA 90230**	**Corporation Service Company**	☐ D ■ E/F 3.6 ☐ G
2.5	**Oluwatobi Arongundade**	**600 Corporate Pt Ste 550** **Culver City, CA 90230**	**CT Corporation as Representative**	☐ D ■ E/F 3.7 ☐ G
2.6	**Oluwatobi Arongundade**	**600 Corporate Pt Ste 550** **Culver City, CA 90230**	**CT Corporation System**	☐ D ■ E/F 3.8 ☐ G

Debtor Flitways Technology Inc. Case number (if known) ____________

Additional Page to List More Codebtors

Copy this page only if more space is needed. Continue numbering the lines sequentially from the previous page.

	Column 1: Codebtor		*Column 2:* Creditor	
	Name	**Mailing Address**	**Name**	*Check all schedules that apply:*
2.7	OnCabs	600 Corporate Pt Ste 550 Culver City, CA 90230	APP Group International LLC	☐ D ____ ■ E/F 3.1 ☐ G ____
2.8	OnCabs	600 Corporate Pt Ste 550 Culver City, CA 90230	Bizfund LLC	☐ D ____ ■ E/F 3.4 ☐ G ____
2.9	OnCabs	600 Corporate Pt Ste 550 Culver City, CA 90230	CT Corporation as Representative	☐ D ____ ■ E/F 3.7 ☐ G ____

Fill in this information to identify the case:	
Debtor name	Flitways Technology Inc.
United States Bankruptcy Court for the:	SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION
Case number (If known)	

☐ Check if this is an amended filing

Official Form 202

Declaration Under Penalty of Perjury for Non-Individual Debtors

12/15

An individual who is authorized to act on behalf of a non-individual debtor, such as a corporation or partnership, must sign and submit this form for the schedules of assets and liabilities, any other document that requires a declaration that is not included in the document, and any amendments of those documents. This form must state the individual's position or relationship to the debtor, the identity of the document, and the date. Bankruptcy Rules 1008 and 9011.

WARNING -- Bankruptcy fraud is a serious crime. Making a false statement, concealing property, or obtaining money or property by fraud in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. §§ 152, 1341, 1519, and 3571.

Declaration and signature

I am the president, another officer, or an authorized agent of the corporation; a member or an authorized agent of the partnership; or another individual serving as a representative of the debtor in this case.

I have examined the information in the documents checked below and I have a reasonable belief that the information is true and correct:

- ■ *Schedule A/B: Assets–Real and Personal Property* (Official Form 206A/B)
- ■ *Schedule D: Creditors Who Have Claims Secured by Property* (Official Form 206D)
- ■ *Schedule E/F: Creditors Who Have Unsecured Claims* (Official Form 206E/F)
- ■ *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G)
- ☐ *Schedule H: Codebtors* (Official Form 206H)
- ■ *Summary of Assets and Liabilities for Non-Individuals* (Official Form 206Sum)
- ☐ Amended *Schedule* ____
- ■ *Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured Claims and Are Not Insiders* (Official Form 204)
- ☐ Other document that requires a declaration ____

I declare under penalty of perjury that the foregoing is true and correct.

Executed on January 13, 2021

X /s/ Miro Zecevic
Signature of individual signing on behalf of debtor

Miro Zecevic
Printed name

CEO
Position or relationship to debtor

Fill in this information to identify the case:	
Debtor name	Flitways Technology Inc.
United States Bankruptcy Court for the:	SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION
Case number (if known)	

☐ Check if this is an amended filing

Official Form 206Sum
Summary of Assets and Liabilities for Non-Individuals

12/15

Part 1: Summary of Assets

1. ***Schedule A/B: Assets-Real and Personal Property*** (Official Form 206A/B)

1a. Real property: Copy line 88 from *Schedule A/B*	$	0.00
1b. Total personal property: Copy line 91A from *Schedule A/B*	$	0.00
1c. Total of all property: Copy line 92 from *Schedule A/B*	$	0.00

Part 2: Summary of Liabilities

2. ***Schedule D: Creditors Who Have Claims Secured by Property*** (Official Form 206D) Copy the total dollar amount listed in Column A, *Amount of claim*, from line 3 of *Schedule D*	$	0.00

3. ***Schedule E/F: Creditors Who Have Unsecured Claims*** (Official Form 206E/F)

3a. Total claim amounts of priority unsecured claims: Copy the total claims from Part 1 from line 5a of *Schedule E/F*	$	0.00
3b. Total amount of claims of nonpriority amount of unsecured claims: Copy the total of the amount of claims from Part 2 from line 5b of *Schedule E/F*	+$	327,150.00
4. **Total liabilities** Lines 2 + 3a + 3b	$	327,150.00

Fill in this information to identify the case:

Debtor name **Flitways Technology Inc.**

United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number (if known) ______

☐ Check if this is an amended filing

Official Form 207

Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy 04/19

The debtor must answer every question. If more space is needed, attach a separate sheet to this form. On the top of any additional pages, write the debtor's name and case number (if known).

Part 1: Income

1. **Gross revenue from business**

☐ None.

Identify the beginning and ending dates of the debtor's fiscal year, which may be a calendar year	**Sources of revenue** Check all that apply	**Gross revenue** (before deductions and exclusions)
From the beginning of the fiscal year to filing date: From **1/01/2021** to **Filing Date**	☐ Operating a business ■ Other **Not operating**	**$0.00**
For prior year: From **1/01/2020** to **12/31/2020**	☐ Operating a business ■ Other **Not operating**	**$0.00**
For year before that: From **1/01/2019** to **12/31/2019**	☐ Operating a business ■ Other	**$0.00**

2. **Non-business revenue**
Include revenue regardless of whether that revenue is taxable. *Non-business income* may include interest, dividends, money collected from lawsuits, and royalties. List each source and the gross revenue for each separately. Do not include revenue listed in line 1.

■ None.

Description of sources of revenue	**Gross revenue from each source** (before deductions and exclusions)

Part 2: List Certain Transfers Made Before Filing for Bankruptcy

3. **Certain payments or transfers to creditors within 90 days before filing this case**
List payments or transfers--including expense reimbursements--to any creditor, other than regular employee compensation, within 90 days before filing this case unless the aggregate value of all property transferred to that creditor is less than $6,825. (This amount may be adjusted on 4/01/22 and every 3 years after that with respect to cases filed on or after the date of adjustment.)

■ None.

Creditor's Name and Address	**Dates**	**Total amount of value**	**Reasons for payment or transfer** *Check all that apply*

4. **Payments or other transfers of property made within 1 year before filing this case that benefited any insider**
List payments or transfers, including expense reimbursements, made within 1 year before filing this case on debts owed to an insider or guaranteed or cosigned by an insider unless the aggregate value of all property transferred to or for the benefit of the insider is less than $6,825. (This amount may be

adjusted on 4/01/22 and every 3 years after that with respect to cases filed on or after the date of adjustment.) Do not include any payments listed in line 3. *Insiders* include officers, directors, and anyone in control of a corporate debtor and their relatives; general partners of a partnership debtor and their relatives; affiliates of the debtor and insiders of such affiliates; and any managing agent of the debtor. 11 U.S.C. § 101(31).

■ None.

Insider's name and address Relationship to debtor	Dates	Total amount of value	Reasons for payment or transfer

5. **Repossessions, foreclosures, and returns**
List all property of the debtor that was obtained by a creditor within 1 year before filing this case, including property repossessed by a creditor, sold at a foreclosure sale, transferred by a deed in lieu of foreclosure, or returned to the seller. Do not include property listed in line 6.

■ None

Creditor's name and address	Describe of the Property	Date	Value of property

6. **Setoffs**
List any creditor, including a bank or financial institution, that within 90 days before filing this case set off or otherwise took anything from an account of the debtor without permission or refused to make a payment at the debtor's direction from an account of the debtor because the debtor owed a debt.

■ None

Creditor's name and address	Description of the action creditor took	Date action was taken	Amount

Part 3: Legal Actions or Assignments

7. **Legal actions, administrative proceedings, court actions, executions, attachments, or governmental audits**
List the legal actions, proceedings, investigations, arbitrations, mediations, and audits by federal or state agencies in which the debtor was involved in any capacity—within 1 year before filing this case.

☐ None.

	Case title Case number	Nature of case	Court or agency's name and address	Status of case
7.1.	EMA Financial LLC v. Miro Zecevic, Flitways Technology, Inc, et al. 1:2020CV00324	Contract; Otherf	US District Court/Southern New York	■ Pending ☐ On appeal ☐ Concluded

8. **Assignments and receivership**
List any property in the hands of an assignee for the benefit of creditors during the 120 days before filing this case and any property in the hands of a receiver, custodian, or other court-appointed officer within 1 year before filing this case.

■ None

Part 4: Certain Gifts and Charitable Contributions

9. **List all gifts or charitable contributions the debtor gave to a recipient within 2 years before filing this case unless the aggregate value of the gifts to that recipient is less than $1,000**

■ None

Recipient's name and address	Description of the gifts or contributions	Dates given	Value

Part 5: Certain Losses

10. **All losses from fire, theft, or other casualty within 1 year before filing this case.**

■ None

Debtor Flitways Technology Inc. Case number (if known) ______

Description of the property lost and how the loss occurred	Amount of payments received for the loss If you have received payments to cover the loss, for example, from insurance, government compensation, or tort liability, list the total received. List unpaid claims on Official Form 106A/B (*Schedule A/B: Assets – Real and Personal Property*).	Dates of loss	Value of property lost

Part 6: Certain Payments or Transfers

11. Payments related to bankruptcy

List any payments of money or other transfers of property made by the debtor or person acting on behalf of the debtor within 1 year before the filing of this case to another person or entity, including attorneys, that the debtor consulted about debt consolidation or restructuring, seeking bankruptcy relief, or filing a bankruptcy case.

☐ None.

	Who was paid or who received the transfer? Address	If not money, describe any property transferred	Dates	Total amount or value
11.1.	Van Horn Law Group, P.A. 330 N Andrews Ave Ste 450 Fort Lauderdale, FL 33301-1012	Attorney fee: 15,000.00; Filing fee: $1,738.00	10/22/2020	$15,000.00

Email or website address

Who made the payment, if not debtor?
Miro Zecevic

12. Self-settled trusts of which the debtor is a beneficiary

List any payments or transfers of property made by the debtor or a person acting on behalf of the debtor within 10 years before the filing of this case to a self-settled trust or similar device.
Do not include transfers already listed on this statement.

■ None.

Name of trust or device	Describe any property transferred	Dates transfers were made	Total amount or value

13. Transfers not already listed on this statement

List any transfers of money or other property by sale, trade, or any other means made by the debtor or a person acting on behalf of the debtor within 2 years before the filing of this case to another person, other than property transferred in the ordinary course of business or financial affairs. Include both outright transfers and transfers made as security. Do not include gifts or transfers previously listed on this statement.

■ None.

Who received transfer? Address	Description of property transferred or payments received or debts paid in exchange	Date transfer was made	Total amount or value

Part 7: Previous Locations

14. Previous addresses

List all previous addresses used by the debtor within 3 years before filing this case and the dates the addresses were used.

☐ Does not apply

	Address	Dates of occupancy From-To
14.1.	224 Datura St Ste 1015 West Palm Beach, FL 33401-5638	2016 to March 2020

Part 8: Health Care Bankruptcies

Debtor **Flitways Technology Inc.** Case number (if known)

15. **Health Care bankruptcies**
Is the debtor primarily engaged in offering services and facilities for:
- diagnosing or treating injury, deformity, or disease, or
- providing any surgical, psychiatric, drug treatment, or obstetric care?

■ No. Go to Part 9.
☐ Yes. Fill in the information below.

Facility name and address	Nature of the business operation, including type of services the debtor provides	If debtor provides meals and housing, number of patients in debtor's care

Part 9: Personally Identifiable Information

16. **Does the debtor collect and retain personally identifiable information of customers?**

■ No.
☐ Yes. State the nature of the information collected and retained.

17. **Within 6 years before filing this case, have any employees of the debtor been participants in any ERISA, 401(k), 403(b), or other pension or profit-sharing plan made available by the debtor as an employee benefit?**

■ No. Go to Part 10.
☐ Yes. Does the debtor serve as plan administrator?

Part 10: Certain Financial Accounts, Safe Deposit Boxes, and Storage Units

18. **Closed financial accounts**
Within 1 year before filing this case, were any financial accounts or instruments held in the debtor's name, or for the debtor's benefit, closed, sold, moved, or transferred?
Include checking, savings, money market, or other financial accounts; certificates of deposit; and shares in banks, credit unions, brokerage houses, cooperatives, associations, and other financial institutions.

☐ None

	Financial Institution name and Address	Last 4 digits of account number	Type of account or instrument	Date account was closed, sold, moved, or transferred	Last balance before closing or transfer
18.1.	Bank of America	XXXX-2195	■ Checking ☐ Savings ☐ Money Market ☐ Brokerage ☐ Other___	Closed March 2020	$0.00

19. **Safe deposit boxes**
List any safe deposit box or other depository for securities, cash, or other valuables the debtor now has or did have within 1 year before filing this case.

■ None

Depository institution name and address	Names of anyone with access to it Address	Description of the contents	Do you still have it?

20. **Off-premises storage**
List any property kept in storage units or warehouses within 1 year before filing this case. Do not include facilities that are in a part of a building in which the debtor does business.

■ None

Facility name and address	Names of anyone with access to it	Description of the contents	Do you still have it?

Part 11: Property the Debtor Holds or Controls That the Debtor Does Not Own

21. **Property held for another**
List any property that the debtor holds or controls that another entity owns. Include any property borrowed from, being stored for, or held in trust. Do not list leased or rented property.

■ None

Part 12: Details About Environment Information

For the purpose of Part 12, the following definitions apply:
*Environmental law*means any statute or governmental regulation that concerns pollution, contamination, or hazardous material, regardless of the medium affected (air, land, water, or any other medium).

Site means any location, facility, or property, including disposal sites, that the debtor now owns, operates, or utilizes or that the debtor formerly owned, operated, or utilized.

Hazardous material means anything that an environmental law defines as hazardous or toxic, or describes as a pollutant, contaminant, or a similarly harmful substance.

Report all notices, releases, and proceedings known, regardless of when they occurred.

22. **Has the debtor been a party in any judicial or administrative proceeding under any environmental law? Include settlements and orders.**

■ No.
☐ Yes. Provide details below.

Case title Case number	Court or agency name and address	Nature of the case	Status of case

23. **Has any governmental unit otherwise notified the debtor that the debtor may be liable or potentially liable under or in violation of an environmental law?**

■ No.
☐ Yes. Provide details below.

Site name and address	Governmental unit name and address	Environmental law, if known	Date of notice

24. **Has the debtor notified any governmental unit of any release of hazardous material?**

■ No.
☐ Yes. Provide details below.

Site name and address	Governmental unit name and address	Environmental law, if known	Date of notice

Part 13: Details About the Debtor's Business or Connections to Any Business

25. **Other businesses in which the debtor has or has had an interest**
List any business for which the debtor was an owner, partner, member, or otherwise a person in control within 6 years before filing this case.
Include this information even if already listed in the Schedules.

■ None

Business name address	Describe the nature of the business	Employer Identification number Do not include Social Security number or ITIN. Dates business existed

26. **Books, records, and financial statements**
26a. List all accountants and bookkeepers who maintained the debtor's books and records within 2 years before filing this case.
■ None

Debtor Flitways Technology Inc. Case number (if known)

Name and address	Date of service From-To

26b. List all firms or individuals who have audited, compiled, or reviewed debtor's books of account and records or prepared a financial statement within 2 years before filing this case.

■ None

26c. List all firms or individuals who were in possession of the debtor's books of account and records when this case is filed.

☐ None

Name and address	If any books of account and records are unavailable, explain why
26c.1. Miro Zecevic, Chairman	Non-operational for a number of years.

26d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom the debtor issued a financial statement within 2 years before filing this case.

■ None

Name and address

27. Inventories
Have any inventories of the debtor's property been taken within 2 years before filing this case?

■ No
☐ Yes. Give the details about the two most recent inventories.

Name of the person who supervised the taking of the inventory	Date of inventory	The dollar amount and basis (cost, market, or other basis) of each inventory

28. List the debtor's officers, directors, managing members, general partners, members in control, controlling shareholders, or other people in control of the debtor at the time of the filing of this case.

Name	Address	Position and nature of any interest	% of interest, if any
Miro Zecevic		Chairman	35%

Name	Address	Position and nature of any interest	% of interest, if any
Aleksandar Sentic		Director/Secretary	0.00

29. Within 1 year before the filing of this case, did the debtor have officers, directors, managing members, general partners, members in control of the debtor, or shareholders in control of the debtor who no longer hold these positions?

☐ No
■ Yes. Identify below.

Name	Address	Position and nature of any interest	Period during which position or interest was held
Daniel Sobolowski		President	ended November 2020

30. Payments, distributions, or withdrawals credited or given to insiders
Within 1 year before filing this case, did the debtor provide an insider with value in any form, including salary, other compensation, draws, bonuses, loans, credits on loans, stock redemptions, and options exercised?

■ No
☐ Yes. Identify below.

Name and address of recipient	Amount of money or description and value of property	Dates	Reason for providing the value

31. **Within 6 years before filing this case, has the debtor been a member of any consolidated group for tax purposes?**

■ No
☐ Yes. Identify below.

Name of the parent corporation	Employer Identification number of the parent corporation

32. **Within 6 years before filing this case, has the debtor as an employer been responsible for contributing to a pension fund?**

■ No
☐ Yes. Identify below.

Name of the pension fund	Employer Identification number of the parent corporation

Part 14: Signature and Declaration

WARNING -- Bankruptcy fraud is a serious crime. Making a false statement, concealing property, or obtaining money or property by fraud in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both.
18 U.S.C. §§ 152, 1341, 1519, and 3571.

I have examined the information in this *Statement of Financial Affairs* and any attachments and have a reasonable belief that the information is true and correct.

I declare under penalty of perjury that the foregoing is true and correct.

Executed on January 13, 2021

/s/ Miro Zecevic
Signature of individual signing on behalf of the debtor

Miro Zecevic
Printed name

Position or relationship to debtor CEO

Are additional pages to *Statement of Financial Affairs for Non-Individuals Filing for Bankruptcy* (Official Form 207) attached?

■ No
☐ Yes

United States Bankruptcy Court
Southern District of Florida, West Palm Beach Division

IN RE: Case No. ______________________

Flitways Technology Inc. Chapter **11**

Debtor(s)

VERIFICATION OF CREDITOR MATRIX

The above named debtor(s) hereby verify(ies) that the attached matrix listing creditors is true to the best of my(our) knowledge.

Date: **January 13, 2021** Signature: ***/s/ Miro Zecevic***
Miro Zecevic, CEO
Debtor

Date: ______________________ Signature: ______________________________
Joint Debtor, if any

APP Group International LLC
85 Broad St Fl 17
New York, NY 10004-2783

Auctus Fund LLC
Attn: Lou Posner
545 Boylston St Fl 2
Boston, MA 02116-3606

Bibby Financial Services (CA) Inc.
3027 Townsgate Rd Ste 140
Westlake Village, CA 91361-5871

Bizfund LLC
2373 McDonald Ave Fl 2
Brooklyn, NY 11223-4738

CEDE
PO Box 20
New York, NY 10274-0020

Christopher Seps, Esq.
Ulmer & Berne LLP
420 Lexington Ave Rm 2733
New York, NY 10170-2701

CHTD Company
PO Box 2576
Springfield, IL 62708-2576

Corporation Service Company
As Representative UCC#187659798527
PO Box 2576
Springfield, IL 62708-2576

Corporation Service Company as Rep.
Flitways Technoogy Inc.
PO Box 2576
Springfield, IL 62708-2576

CT Corporation as Representative
As Representative UCC#18763949623
330 N Brand Blvd Ste 700
Glendale, CA 91203-2336

CT Corporation System
As Representative UCC#2018007893-7
330 N Brand Blvd Ste 700
Glendale, CA 91203-2336

CT Corporation Systems - Attn: SPRS
330 N Brand Blvd Ste 700
Glendale, CA 91203-2336

EMA Financial LLC
40 Wall St
New York, NY 10005-1304

Emry Capital Group
1880 Polo Lake Dr E
Wellington, FL 33414-6198

Island Stock Transfer
15500 Roosevelt Blvd Ste 301
Clearwater Beach, FL 33760-3430

Jeffrey Fleischmann, Esq.
150 Broadway Rm 900
New York, NY 10038-4348

Law Office of Andrew Coldicutt
1220 Rosecrans St # PMB 258
San Diego, CA 92106-2674

Martin Alan Shell, Esq.
The Shell Law Firm PLLC
11 Broadway Ste 615
New York, NY 10004-1490

Nicholas F. Coscia, Esq.
PO Box 789
Cardiff by the Sea, CA 92007-0789

Securities and Exchange Commission
Attn: David Baddley, Esq. Atlanta Region
950 E Paces Ferry Rd NE Ste 900
Atlanta, GA 30326-1382

Securities Transfer Company
2901 Dallas Pkwy Ste 380
Plano, TX 75093-5990

US Securities & Exchange Commission
100 F St NE
Washington, DC 20549-2000

US Securities & Exchange Commission
801 Brickell Ave Ste 1800
Miami, FL 33131-4901